UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20509

                        SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                            (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement          [_] CONFIDENTIAL, FOR USE OF THE
[x] Definitive Proxy Statement               COMMISSION ONLY (AS PERMITTED
[_] Definitive Additional Materials          PERMITTED BY RULE 14A-6(E((2))
[_] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12


                            TELTRONICS, INC.
                     ------------------------------
            (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      -----------------------------
  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:
    (2)  Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)  Proposed maximum aggregate value of transaction:
    (5)  Total fee paid:
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:

                        TELTRONICS LOGO


                 2150 WHITFIELD INDUSTRIAL WAY
                    SARASOTA, FLORIDA 34243



Dear Stockholders:


     It is my pleasure to invite you to attend the 1999 Annual Meeting of Stockholders to be held at the principal executive offices of the Company, 2150 Whitfield Industrial Way, Sarasota, Florida 34243 at 10:00 a.m. on June 4, 1999. The doors will open at 9:30 a.m.

     Your vote is important. To be sure your shares are voted at the Annual Meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

     The Annual Meeting of Stockholders will be held to consider and take action with regard to the election of four directors, the ratification of the selection of the Company's auditors and any other business that may properly come before the Annual Meeting.

     Complete details are included in the accompanying proxy statement.



                              Ewen R. Cameron
                              President and Chief Executive Officer



Sarasota, Florida
May 7, 1999

                        TELTRONICS LOGO


                 2150 WHITFIELD INDUSTRIAL WAY
                    SARASOTA, FLORIDA 34243



            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       OF TELTRONICS, INC.


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Teltronics, Inc. will be held at the principal offices of the Company, 2150 Whitfield Industrial Way, Sarasota, Florida 34243 on June 4, 1999 at 10:00 a.m., to consider and take action with regard to the following:

    1. The election of four (4) directors of the Company to serve until the next Annual Meeting of the Stockholders and the election or appointment and qualification of their successors.

    2. The ratification of the selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the current fiscal year.

    3. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

    FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on May 7, 1999 will be entitled to notice of and to vote at the Annual Meeting.

    STOCKHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE MEETING BY PROXY. SUCH STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE ENCLOSED.

                             By Order of the Board of Directors



                             Mark E. Scott
                             Vice President-Finance and Secretary


May 7, 1999

                            TELTRONICS, INC.
                      2150 WHITFIELD INDUSTRIAL WAY
                         SARASOTA, FLORIDA 34243


                                                                MAY 7, 1999


                           PROXY STATEMENT FOR
                     ANNUAL MEETING OF STOCKHOLDERS
                                  1999


    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Teltronics, Inc. ("Company") of proxies for use at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 2150 Whitfield Industrial Way, Sarasota, Florida 34243 on June 4, 1999 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, telegram or other electronic means by Directors, officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. The Company will also reimburse persons holding stock for others in their names or those of their nominees for their reasonable expenses in sending proxy material to their principals and obtaining their proxies. The Company will use the services of American Securities Transfer & Trust, Inc., 938 Quail Street, Suite 101, Lakewood, Colorado 80215 to aid in solicitation of proxies at an anticipated fee of $565 plus reasonable expenses. It is contemplated that this Proxy Statement will be first sent to Stockholders on or about May 12, 1999.

    If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions contained therein. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time prior to its use, by the stockholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company.

    The Board of Directors has fixed the close of business on May 7, 1999 as the record date for determining the holders of voting stock entitled to notice of and to vote at the Annual Meeting. On May 3, 1999, the Company had outstanding and entitled to vote at the Annual Meeting a total of 3,604,522 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to be brought before the Annual Meeting. On May 3, 1999, the Company had outstanding and entitled to vote at the Annual Meeting a total of 100,000 shares of Series A Preferred Stock entitled to four hundred votes per share and 25,000 shares of Series B Preferred Stock entitled to one vote per share of Common Stock into which the Series B Preferred Stock is convertible as of the record date on all matters to be brought before the Annual Meeting.

    On May 3, 1999, the closing price for the Company's $.001 par value Common Stock as reported on NASDAQ was $6.50.


                           PROPOSAL ONE

                       ELECTION OF DIRECTORS

    The Board of Directors is proposing the election of four (4)
Directors to hold office until the election and qualification of their successors at the next Annual Meeting of Stockholders. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the four nominees named below. If any of the nominees should be unable to serve as a Director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve. In the case of a vacancy, the Board of Directors may elect another Director as a replacement or may leave the vacancy unfilled. Decisions regarding the election of new Directors during the year normally are based upon considerations such as the size of the Board and the need to obtain fresh perspectives or to replace particular skills or experience of former Directors. The nominees for Directors, their ages, their principal occupations during at least the past five years, their positions and offices with the Company and, as applicable, the date each was first elected a Director of the Company or its predecessors are as follows:

                                                          FIRST ELECTED
                                                             DIRECTOR
                                  POSITION WITH           OF THE COMPANY
    NAME                  AGE      THE COMPANY            OR PREDECESSOR
    ----                  ---     -------------           --------------
    Ewen R. Cameron        46     President, Chief              1994
                                  Executive Officer,
                                  Assistant Secretary,
                                  and Director

    Norman R. Dobiesz      51     Senior Vice President         1991
                                  Business Development
                                  and Director

    Carl S. Levine         52     Director                      1988

    Gregory G. Barr        41     ------                        ----

    EWEN R. CAMERON has served as President and Chief Executive Officer since July 1993 and a Director since June 1994. Prior to that, Mr. Cameron served as Managing Director of SRH plc, a European telecommunications and computer maintenance company from 1989 to 1992. From January 1978 to December 1989, Mr. Cameron served as Managing Director of Systems Reliability Europe SA/NV, a wholly owned subsidiary of SRH plc based in Brussels, Belgium. Mr. Cameron has spent the last 25 years in the computer and telecommunications industry.

    NORMAN R. DOBIESZ has served as a Director of the Company since October 25, 1991 and is the Company's Senior Vice President, Business Development. Mr. Dobiesz has developed substantial financial and general management experience as a principal stockholder and executive of a group of privately held companies controlled by Mr. Dobiesz. Mr. Dobiesz is a principal stockholder of the Company.

    CARL S. LEVINE has served as a Director of the Company since July 27, 1988. Mr. Levine is an attorney who has been engaged in private practice in New York, New York from 1977 to 1981, and in Garden City, New York from 1981 to June 1985. Mr. Levine is presently the senior partner in the law firm of Carl S. Levine & Associates, Roslyn, New York. He specializes primarily in the practice of energy, environmental and tax law. Prior to entering private practice, Mr. Levine was employed as counsel for New York Regional Office of the United States Department of Energy.

    GREGORY G. BARR is currently Senior Vice President and Senior Loan Officer of Atlantic States Bank, Fort Myers, Florida. Prior to that, Mr. Barr was employed as Senior Vice President, Senior Lender for SouthTrust Bank. From 1987 to 1997 Mr. Barr was employed by Barnett Bank, Inc. as Senior Vice President and Commercial Banking Manager for Manatee County. Mr. Barr has experience in Commercial Banking, Finance, Accounting and Capital Markets transactions. He is a graduate of Salem State College, Salem, Massachusetts holding a Bachelor of Science in accounting. Mr. Barr has not previously served as a Director of the Company.

                 SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information with respect to the beneficial ownership of all of the Company's outstanding voting securities by each person owning five percent (5%) or more of such shares, by each director, by each executive officer listed in the Summary Compensation Table below, and by all directors and officers as a group as of March 31, 1999. Unless otherwise indicated, it is assumed that all shares are directly owned and that the holders thereof have sole voting and investment power with respect thereto.


                                                    AMOUNT AND
                                  TITLE             NATURE OF
NAME OF BENEFICIAL                 OF               BENEFICIAL    PERCENTAGE
OWNER AND ADDRESS                 CLASS           OWNERSHIP (1)  OF CLASS (1)
------------------                -----           -------------  ------------

DIRECTORS AND OFFICERS
Norman R. Dobiesz (2)(3)(4)     Common Stock         1,432,097    39.7% (11)
2150 Whitfield Industrial Way   Series A
Sarasota, Florida 34243           Preferred Stock      100,000    100%


Carl S. Levine (2)              Common Stock             2,240    (5)(6)(11)
1800 Northern Blvd.
Roslyn, New York 11576

Ewen R. Cameron (2)(4)          Common Stock             3,360    (5)(7)(11)
2150 Whitfield Industrial Way
Sarasota, Florida 34243

William L. Hutchison (4)        Common Stock                 0    (8)
2150 Whitfield Industrial Way
Sarasota, Florida 34243

Gregory G. Barr                 Common Stock                 0    0
13525 Bell Tower Drive
Fort Myers, Florida 33907

Sirrom Capital Corporation      Series B
500 Church Street, Suite 200      Preferred Stock       25,000    100%
Nashville, Tennessee 37219

Mark E. Scott (4)               Common Stock                 0    (9)
2150 Whitfield Industrial Way
Sarasota, Florida 34243

Robert B. Ramey (4)             Common Stock             1,800    (10)
2150 Whitfield Industrial Way
Sarasota, Florida 34243

All Directors and Officers      Common Stock         1,439,497    39.9%
as a Group (8 persons)

GREATER THAN 5% OWNERSHIP

Shared Resource Exchange        Common Stock           668,226    18.5%
3480 Lotus Drive
Plano, Texas 75075

_____________________________

(1) Does not include (i) an aggregate of 1,250,000 shares of Common Stock which may be issued upon exercise of incentive stock options previously granted or which could be granted under the Company's 1995 Incentive Stock Option Plan; (ii) possible issuance of up to 1,799,091 shares of Common Stock subject to adjustment, which may be issued upon: (a) conversion of the Series B Preferred Stock, and (b) the exercise of 890,000 Warrants issued to Sirrom Capital exercisable at a price of $2.75 per share, subject to adjustment.

(2)  Director of the Company.

(3) Includes 56,000 shares owned by virtue of 100% ownership of H & N Management Co., Inc. ("H&N"), 1,295,000 shares owned by virtue of 100% ownership of W&D Consultants, Inc., and 4,455 shares owned by virtue of 67% ownership of Whitfield Capital of Sarasota, Inc. Excludes:
     (i) 100,000 shares of Series A Preferred Stock owned by Mr. Dobiesz. Each share is entitled to 400 votes and is not entitled to any dividends, and (ii) 30,000 shares which may be issued upon exercise of incentive stock options by Mr. Dobiesz.

(4) Executive Officer of the Company named in the Executive Compensation Table below.

(5)  Beneficially owns less than 1% of the Company's outstanding Common
     Stock.

(6) Does not include up to 50,000 shares which may be issued upon exercise of incentive stock options by Mr. Levine.

(7) Does not include up to 530,000 shares which may be issued upon exercise of incentive stock options by Mr. Cameron.

(8) Does not include up to 50,000 shares which may be issued upon exercise of incentive stock options by Mr. Hutchison.

(9) Does not include up to 30,000 shares which may be issued upon exercise of incentive stock options by Mr. Scott.

(10) Does not include up to 20,000 shares which may be issued upon exercise of incentive stock options by Mr. Ramey.

(11) Does not include 5% minority ownership in ISI.

CHANGE OF CONTROL. The holders of the Series B Preferred Stock have the right to elect a majority of the Board of Directors of the Company if and whenever four quarterly dividends (whether or not consecutive) payable on the Series B Preferred Stock shall be in arrears.


                        BOARD OF DIRECTORS MEETINGS

    The Board of Directors has no standing committees other than its Audit Committee. The Board of Directors exercises supervision over nominating and compensation matters directly. Subject to review by the Board, the Audit Committee of the Board of Directors reviews the annual financial statements and the scope of the annual audit with the Company's independent accountants, is available to discuss with the auditors any other audit-related matters arising during the year and reviews the Company's internal audit function. The members of the Boards Audit Committee during 1998 were Ewen Cameron, Carl S. Levine and Craig Macnab, formerly a Director.

     From January 1 to December 31, 1998, the Board of Directors held five
(5) formal meetings; and the Board of Directors took action by unanimous written consent six (6) times during that period.

                     EXECUTIVE COMPENSATION

    The following table sets forth the annual and long-term compensation paid or accrued by the Company during the years indicated to the Chief Executive Officer and its other highest paid executive officers whose total salary and bonus exceeded $100,000 for the year ended December 31, 1998 (collectively, the "Named Officers").

                       ANNUAL COMPENSATION

                                                             OTHER
                                                             ANNUAL
NAME AND                                                     COMPEN-
PRINCIPAL POSITION        YEAR      SALARY       BONUS       SATION (1)
------------------        ----      ------       -----       ----------
Ewen R. Cameron           1998    $287,532 (2)   $  ---        ---
President & CEO           1997     253,284 (2)      ---        ---
                          1996     248,272          ---        ---

William L. Hutchison      1998    $191,638       $  ---        ---
Executive Vice Presi-     1997     184,800          ---        ---
dent & COO                1996      33,277 (3)      ---        ---

Norman R. Dobiesz         1998    $287,209 (2)   $  ---        ---
Senior Vice President     1997     253,173 (2)      ---        ---
Business Development      1996     248,434          ---        ---

Mark E. Scott             1998    $108,530       $7,000        ---
Vice President Finance    1997      59,181 (4)      ---        ---

Robert B. Ramey           1998    $107,376       $7,000        ---
Vice President Manu-      1997     102,320          ---        ---
facturing Operations      1996      88,474          ---        ---

                                 LONG TERM COMPENSATION
                         ---------------------------------------
                                      AWARDS             PAYOUTS
                         -----------------------------  --------
                                            SECURITIES              ALL
                                RESTRICTED  UNDERLYING             OTHER
NAME AND                          STOCK      OPTIONS/     LTIP     COMPEN-
PRINCIPAL POSITION        YEAR    AWARDS      SARS(#)    PAYOUTS   SATION

Ewen R. Cameron           1998     ---           ---       ---         ---
President & CEO           1997     ---           ---       ---         ---
                          1996     ---       500,000       ---         ---

William L. Hutchison      1998     ---           ---       ---     $ 7,828
Executive Vice Presi-     1997     ---        30,000       ---      14,451
dent & COO                1996     ---        20,000       ---       7,721

Norman R. Dobiesz         1998     ---           ---       ---         ---
Senior Vice President     1997     ---           ---       ---         ---
Business Development      1996     ---           ---       ---         ---

Mark E. Scott             1998     ---           ---       ---     $14,879
Vice President Finance    1997     ---        30,000       ---         ---

Robert B. Ramey           1998     ---           ---       ---         ---
Vice President Manu-      1997     ---           ---       ---         ---
facturing Operations      1996     ---           ---       ---         ---

_______________________

(1) Certain personal benefits that aggregate less than ten percent (10%) of the total cash compensation of any of the executive officers or which cannot be readily ascertained are not included.
(2) Does not include $25,000 earned in each year and accrued by each of Messrs. Cameron and Dobiesz, but not paid during 1998 and 1997.
(3) William L. Hutchison was hired October 10, 1996. All other compensation consists of relocation expenses.
(4) Mark E. Scott was hired May 1, 1997. All other compensation consists of relocation expenses.


                           EMPLOYMENT AGREEMENTS

     The Company entered into five (5) year employment agreements with Ewen Cameron, President, Chief Executive Officer and Assistant Secretary, and Norman R. Dobiesz, Senior Vice President, Business Development commencing May 1, 1999. Both agreements were amendments and restatements of prior agreements which the employees entered into with the Company as of January 1, 1995. Each employment agreement is renewable for an additional five (5) year period at the employees' option and provides for a base annual salary of $325,000 subject to annual increases of $25,000 per year. Either of the Company or the employee may terminate the employment agreements upon the occurrence of certain events. If the Company terminates the employment of Mr. Cameron or Mr. Dobiesz, the terminated employee will be entitled to severance equal to one year's base salary.

     On October 14, 1996, the Company entered into a three (3) year employment agreement with William L. Hutchison, the Company's Executive Vice President, Chief Operating Officer and Assistant Secretary. The employment agreement provides for an annual salary of $180,000 and is terminable prior to expiration of its stated term upon the occurrence of certain events. If Mr. Hutchison's employment agreement is terminated prior to its scheduled expiration without cause or for failure to adequately perform, in the Company's judgment, the services, duties and responsibilities assigned by the Company, whether or not such failure is intentional, Mr. Hutchison will be entitled to severance equal to six (6) month's salary.

     On May 1, 1997, the Company entered into a one (1) year employment agreement with Mark E. Scott, the Company's Vice President Finance, Secretary and Treasurer. The agreement is renewable annually for an additional year unless the Company or employee elect not to renew. This agreement was amended June 23, 1998. The employment agreement provides for an annual salary of $105,000 and is terminable prior to expiration of its stated term upon the occurrence of certain events. If Mr. Scott's employment agreement is terminated prior to its scheduled expiration without cause, Mr. Scott will be entitled to a severance equal to six (6) month's salary.

                     1995 INCENTIVE STOCK OPTION PLAN

     The Company adopted an Incentive Stock Option Plan, as amended ("Plan") to enhance the Company's ability to retain the services of outstanding personnel and encourage such employees to have a greater financial investment in the Company. The Plan authorizes the Board of Directors to grant incentive stock options under the Internal Revenue Code of 1986, as amended, to key employees of the Company or its subsidiaries. At the date of this Form 10-K there are approximately fifty employees eligible to participate in the Plan. The Plan is administered by the Board of Directors which has full power and authority to designate Participants, to determine the terms and provisions of respective option agreements (which need not be identical) and to interpret the provisions of the Plan. The Plan became effective May 16, 1995, was amended July 30, 1996 and will terminate August 8, 2005 unless earlier terminated by the Board of Directors or extended by the Board with approval of the stockholders.

     An aggregate of 1,250,000 shares of the Company's Common Stock may be issued or transferred to grantees under the Plan. If there is a stock split, stock dividend or other relevant change affecting the Company's shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price of all outstanding grants made before such event. The option price shall not be less than the fair market value of the Company's Common Stock on the date of grant, unless the grantee is the holder of more than 10% of the voting power of all classes of stock of the Company, in which case the option price shall not be less than 110% of the fair market value of the stock on the date of grant.

     Options may be exercised solely by the Participant or his or her legal representative during his or her employment with the Company, or any subsidiary, or after his or her death by the person or persons entitled thereto under his or her will or the laws of descent and distribution. In the event of termination of employment for any reason other than death, permanent disability as determined by the Board, or retirement with the consent of the Company, Options may not be exercised by the Participant or his or her legal representative and shall lapse effective upon the earlier to occur of (i) notice of employment termination or (ii) last day of employment with the Company or any Subsidiary.

     During 1998, the Company issued options to purchase 50,000 shares to non-executive employees. During 1998, the Company cancelled options previously granted to non-executive employees to purchase 20,000 shares of common stock. In each case, unless the recipient of a grant was the holder of more than 10% of the Company's issued and outstanding Common Stock, the fair market value of the Common Stock on the date of grant determined the exercise price.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

               NUMBER OF        % OF TOTAL
               SECURITIES      OPTIONS/SARS
               UNDERLYING       GRANTED TO         EXERCISE
              OPTIONS/SARS      EMPLOYEES          OR BASE      EXPIRATION
NAME          GRANTED (#)(1)  IN FISCAL YEAR (1)  PRICE ($/SH)     DATE
----          --------------  ------------------  ------------  ----------
None               ---              ---               ---          ---

_________________

(1)  Represents options only.  No SARs have been granted.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
VALUES

                                            NUMBER OF
                                            SECURITIES       VALUE OF
                                            UNDERLYING       UNEXERCISED
                                            UNEXERCISED      IN-THE-MONEY
                                            OPTIONS/SARS     OPTIONS/SARS
                                            AT FY-END(#)     AT FY-ENDED($)

                       SHARES
                      ACQUIRED    VALUE
                    ON EXERCISE  REALIZED   EXERCISABLE/     EXERCISABLE/
NAME                     (#)       ($)      UNEXERCISABLE    UNEXERCISABLE
----                -----------  --------   -------------    -------------
Ewen R. Cameron           0         0       18,000/12,000    $8,220/$5,480
                                            200,000/300,000  $0/$0 (1)

Norman R. Dobiesz         0         0       18,000/12,000    $5,340/$3,559

William L. Hutchison      0         0       12,000/18,000    $0/$0 (2)
                                            4,000/16,000     $327/$1,306

Mark E. Scott             0         0       6,000/24,000     $490/$1,960

Robert B. Ramey           0         0       12,000/8,000     $980/$653

_________________

(1) None of the options granted to Mr. Cameron in 1996 to purchase 500,000 shares were in-the-money at December 31, 1998 because they are exercisable at $5.50 per share, a price greater than the fair market value of the Company's Common Stock on such date.
(2) None of these options granted to Mr. Hutchison in 1996 to purchase 30,000 shares were in-the-money at December 31, 1998 because they are exercisable at $3.50 per share, a price greater than the fair market value of the Company's Common Stock on such date.

                           DIRECTOR COMPENSATION

     On August 12, 1996 the Company adopted a policy to compensate members of its Board of Directors in the amount of $2,500 for each meeting and reimburse expenses for attending meetings of the Board or committees of the Board of Directors.

                          STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's common stock as compared to the cumulative total return for the Nasdaq Stock Market Total Return Index - US Companies, and the Nasdaq Stock Market - Telecommunications Stocks Index. The Stock Performance Graph assumes $100 was invested in the stock or the index on December 31, 1994 and assumes no dividends.



                       12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
                       --------   --------   --------   --------   --------
Teltronics, Inc.       $100.00    $161.50    $107.70    $ 80.90    $ 52.00

NASDAQ Stock Market -
  US Companies         $100.00    $141.40    $173.90    $213.40    $300.00

NASDAQ Stock Market -
  Telecommunications
  Stock                $100.00    $130.90    $133.90    $198.20    $323.70

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A company owned by a Director and principal shareholder of the Company rents offices from the Company and was billed $51,721 in 1998 and $19,280 in 1997. In addition, the Company provided the Company owned by the Director with services and this company was billed $87,232 in 1997, and no services were provided in 1998.

                               PROPOSAL TWO

           RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     No disagreements with accountants in any accounting and financial disclosures occurred during the fiscal years ended December 31, 1998 and 1997. Accountants were changed during the fiscal year ended December 31, 1997 as previously disclosed and more fully described in the Form 8-K report filed with the Securities and Exchange Commission on September 5, 1997.

SELECTION OF ERNST & YOUNG LLP

     The Board of Directors has selected Ernst & Young LLP to act as auditors of the Company for the current fiscal year. The Board of Directors believes that it is desirable to engage their services for the current fiscal year because Ernst & Young competently acted as the Company's auditors for the last fiscal year. Representatives of Ernst & Young are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

     In the event the stockholders fail to ratify the selection of Ernst & Young LLP, the Board of Directors will consider it a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders.

     Ratification of the selection of Ernst & Young LLP as the Company's auditors for the coming fiscal year requires the affirmative vote of a majority of the total votes cast by the holders of record of the shares present and entitled to vote at the Annual Meeting, a quorum being present.

             PROPOSALS OF STOCKHOLDERS FOR 2000 ANNUAL MEETING

     If any stockholder wishes to propose an item of business for consideration at next year's Annual Meeting of Stockholders, the proposal must be in writing and received by the Secretary of the Company no later than February 7, 2000.

                              OTHER BUSINESS

     The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their own judgment.

                          ADDITIONAL INFORMATION

     Copies of the 1998 Annual Report of the Company have been mailed to stockholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy Card(s), and Notice of Annual Meeting of
Stockholders, may be obtained upon written request from Mark E. Scott, Vice President Finance, Secretary and Treasurer, Teltronics, Inc., 2150 Whitfield Industrial Way, Sarasota, Florida 34243.

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, EXCLUSIVE OF EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS, BENEFICIALLY OR OF RECORD ON MAY 7, 1999, UPON WRITTEN REQUEST TO THE SECRETARY AT THE ADDRESS NOTED ABOVE.

                                      BY ORDER OF THE BOARD OF DIRECTORS,



                                      Mark E. Scott
                                      Vice President-Finance and Secretary

                          TELTRONICS, INC.
                              LOGO

PROXY CARD               TELTRONICS, INC.
                 2150 Whitfield Industrial Way
                      Sarasota, Florida 34243

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders June 4, 1999

Ewen R. Cameron, Norman R. Dobiesz and Mark E. Scott, or any of them individually and each of them with power of substitution, are hereby appointed Proxies of the undersigned to vote all voting stock of Teltronics, Inc. owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 2150 Whitfield Industrial Way, Sarasota, Florida 34243, at 10 a.m. on Friday, June 4, 1999, or any adjournment thereof, upon such business as may properly come before the meeting, including the items below as set forth in the Notice of Annual Meeting and the Proxy Statement dated May 7, 1999.

Election of Directors, Nominees:  E. R. Cameron, N. R. Dobiesz,
C. S. Levine and G. G. Barr.

(Shares cannot be voted unless this Proxy Card is signed and returned, or other specific arrangements are made to have the shares represented at the Annual Meeting.)

Teltronics' Directors recommend a vote FOR proposals 1 and 2.
SHARES WILL BE SO VOTED UNLESS OTHERWISE INDICATED.

Teltronics' Directors recommend a vote FOR proposals 1 and 2.
1.   Election of Directors (see above)
2.   Ratification of appointment of auditors (page 8)


                                Please complete reverse side



Teltronics, Inc.                  1. [ ] For All (except as noted below)
Meeting Date:  June 4, 1999          [ ] Withhold All

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name below.

                                     _______________________________

Instructions: Please indicate your voting directions in the ballot area below.

                                  2. [ ] For  [ ]  Against [ ]  Abstain

                                     _______________________________
                                     Signature/Date

                                     ____________________________
                                     Signature/Date

Please sign exactly as name appears hereto. When shares are held as joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full titles as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.